UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549



                                   FORM 8-K/A
                                (Amendment No. 1)


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of report (Date of earliest event reported):
                      November 13, 1997 (October 8, 1997)


                              The Price REIT, Inc.
               (Exact name of registrant as specified in charter)


           Maryland                    1-13432                  52-1746059
  (State or Other Jurisdiction      (Commission File          (IRS Employer
      of Incorporation)                Number)             Identification No.)


           7979 Ivanhoe Avenue, Suite 524, La Jolla, California 92037
              (Address of Principal Executive Offices)(Zip Code)

                                  (619)  551-2320
              (Registrant's Telephone Number, Including Area Code)




                                      None
         (Former name or former address, if changed since last report.)





     The Price REIT, Inc. hereby amends Item 7 of its Current Report on Form 8-K filed with the Securities and Exchange Commission on November 13, 1997 to file the (i) audited statements of revenue over specific operating expenses for Piscataway Towne Center and Cordata Centre, (ii) unaudited pro forma condensed financial information and (iii) consent of independent auditors.


Item 7. Financial Statements and Exhibits

     (a) Financial Statement of Property Acquired

         Piscataway Towne Center

           Report of Independent Auditors

           Statement of Revenue Over Specific Operating Expenses

           Notes to Statement of Revenue Over Specific Operating Expenses

     (b) Financial Statement of Property Acquired

         Cordata Centre

           Report of Independent Auditors

           Statement of Revenue Over Specific Operating Expenses

           Notes to Statement of Revenue Over Specific Operating Expenses

     (c) Pro Forma Financial Information

            The Price REIT, Inc.
            Pro Forma Condensed Balance Sheet as of
            September 30, 1997

            The Price REIT, Inc.
            Pro Forma Condensed Statement of Income for the year ended December 31, 1996

            The Price REIT, Inc.
            Pro Forma Condensed Statement of Income for the nine months ended September 30, 1997

     (d)    Exhibits

            The following exhibit is filed with this report on Form 8-K/A.

            Exhibit No.

            23.1 Consent of Independent Auditors








                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment No. 1 to Form 8-K filed on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.



                         The Price REIT, Inc.
                         (Registrant)




Date:  December 23, 1997      By:/George M. Jezek/
                              -----------------------------
                              George M. Jezek
                              Executive Vice President,
                              Chief Financial Officer and Secretary









                         Report of Independent Auditors


The Board of Directors and Stockholders
The Price REIT, Inc.

We have audited the accompanying statement of revenue over specific operating expenses of the Piscataway Towne Center (the "Center") for the year ended December 31, 1996. The statement is the responsibility of the Center's management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue over specific operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of The Price REIT, Inc. as described in Note 2, and is not intended to be a complete presentation of the Center's revenue and expenses.

In our opinion, the statement of revenue over specific operating expenses referred to above presents fairly, in all material respects, the revenue over specific operating expenses of the Center, as described in Note 2, for the year ended December 31, 1996, in conformity with generally accepted accounting principles.




                                           /s/Ernst & Young LLP



San Diego, California
December 16, 1997













                             Piscataway Towne Center

              Statement of Revenue Over Specific Operating Expenses
                                 (In Thousands)







                                   Year Ended     Nine Months
                                  December 31,   September 30,
                                     1996        -------------
                                                  1997   1996
                                 ------------------------------
                                                  (Unaudited)

Revenue
Rental income                       $2,083       $1,551  $1,557


Specific Operating Expenses
Rental operations, maintenance and
management                             297          207     246
Real estate taxes                      218          177     162
                                 ------------------------------
                                       515          384     408
                                 ------------------------------

Excess of Revenue over Specific
   Operating Expenses               $1,568       $1,167  $1,149
                                 ==============================
See accompanying notes.





                             Piscataway Towne Center

                       Notes To Statement of Revenue Over
                           Specific Operating Expenses

                          Year ended December 31, 1996


1. Acquisition and Significant Accounting Policies

Organization

The Price REIT, Inc. (the "Company") acquired the Piscataway Towne Center (the "Center") on October 31, 1997 from K. Hovnanian Properties of Piscataway, Inc. ("Hovnanian"). The Center is a 97,000 rentable square-foot shopping center built in 1989, and located in Piscataway, New Jersey.


Rental Income

Rental income is recorded on a straight-line basis over the lives of the tenant leases.

Use of Estimates

The preparation of the Center's statement of revenue over specific operating expenses requires management to make estimates and assumptions that affect the reported amounts of revenue and specific expenses during the reporting period. Due to uncertainties inherent in the estimation process, it is possible that actual results could differ from these estimates.


2. Basis of Presentation

The statement of revenue over specific operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of The Price REIT, Inc. and is not intended to be a complete presentation of the Center's revenue and expenses. The statement of revenue over specific operating expenses excludes depreciation, amortization and certain other expenses of the Center which are not comparable with the future operations of the Center.

In the opinion of management, the unaudited financial information contains all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation of the statement of revenue over specific operating expenses of the Center.

Property taxes have not been adjusted to reflect the estimated reassessed value of the Center after acquisition by the Company.




                             Piscataway Towne Center

                       Notes To Statement of Revenue Over
                           Specific Operating Expenses
                                   (continued)


2. Basis of Presentation (continued)

The statement contains no provision for income taxes because the Company intends to continue to qualify as a real estate investment trust ("REIT") under both Federal and state statutes. A REIT is not taxed on income distributed to its stockholders, and the Company plans to distribute substantially all of its taxable income to its stockholders.


3. Rental Income

The Center is generally leased to tenants under noncancellable operating leases with remaining terms ranging from two to 18 years. The leases generally contain provisions for predetermined fixed increases in rent and require the tenants to reimburse the owner for substantially all operating expenses of the property.

Future minimum rental income due under the terms of the operating leases is as follows (in thousands):

            1997                   $1,581
            1998                    1,571
            1999                    1,460
            2000                    1,277
            2001                    1,183
            Thereafter             11,989

The following tenant accounts for greater than 10% of total revenue in 1996 (in thousands):

                                     Revenue
                                     -------
             Foodarama               $1,121


4. Related Party Transaction

Rental operations, maintenance and management includes $74,000 of management fees paid to an affiliate of Hovnanian during the year ended December 31, 1996.






                         Report of Independent Auditors


The Board of Directors and Stockholders
The Price REIT, Inc.

We have audited the accompanying statement of revenue over specific operating expenses of the Cordata Centre (the "Center") for the year ended December 31, 1996. The statement is the responsibility of the Center's management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue over specific operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of The Price REIT, Inc. as described in Note 2, and is not intended to be a complete presentation of the Center's revenue and expenses.

In our opinion, the statement of revenue over specific operating expenses referred to above presents fairly, in all material respects, the revenue over specific operating expenses of the Center, as described in Note 2, for the year ended December 31, 1996, in conformity with generally accepted accounting principles.




                              /s/Ernst & Young LLP



San Diego, California
December 16, 1997







                                 Cordata Centre

              Statement of Revenue Over Specific Operating Expenses
                                 (In Thousands)







                                     Year Ended      Nine Months Ended
                                    December 31,        September 30,
                                        1996            1997    1996
                                    ----------------------------------
                                                         (Unaudited)

Revenue
Rental income                          $2,347          $1,824   $1,774

Specific Operating Expenses
Rental operations, maintenance  and
  management                              222             173      168
Real estate taxes                         173             125      126
                                       --------------------------------
                                          395             298      294
                                       --------------------------------

Excess of Revenue over Specific
   Operating Expenses                  $1,952          $1,526   $1,480
                                       ================================




See accompanying notes.







                                 Cordata Centre

                       Notes To Statement of Revenue Over
                           Specific Operating Expenses

                          Year ended December 31, 1996


1. Acquisition and Significant Accounting Policies

Organization

The Price REIT, Inc. (the "Company") acquired the Cordata Centre (the "Center") on October 17, 1997 from Guide Meridian Retail, Inc. ("GMRI"). The Center is a 318,000 rentable square-foot shopping center built in 1991, and located in Bellingham, Washington.


Rental Income

Rental income is recorded on a straight-line basis over the lives of the tenant leases.


Use of Estimates

The preparation of the Center's statement of revenue over specific operating expenses requires management to make estimates and assumptions that affect the reported amounts of revenue and specific expenses during the reporting period. Due to uncertainties inherent in the estimation process, it is possible that actual results could differ from these estimates.


2. Basis of Presentation

The statement of revenue over specific operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of The Price REIT, Inc. and is not intended to be a complete presentation of the Center's revenue and expenses. The statement of revenue over specific operating expenses excludes depreciation, amortization and certain other expenses of the Center which are not comparable with the future operations of the Center.

In the opinion of management, the unaudited financial information contains all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation of the statement of revenue over specific operating expenses of the Center.

Property taxes have not been adjusted to reflect the estimated reassessed value of the Center after acquisition by the Company.




                                 Cordata Centre

                       Notes To Statement of Revenue Over
                           Specific Operating Expenses
                                   (continued)


2. Basis of Presentation (continued)

The statement contains no provision for income taxes because the Company intends to continue to qualify as a real estate investment trust ("REIT") under both Federal and state statutes. A REIT is not taxed on income distributed to its stockholders, and the Company plans to distribute substantially all of its taxable income to its stockholders.

3. Rental Income

The Center is generally leased to tenants under noncancellable operating leases with remaining terms ranging from one to 16 years. The leases generally contain provisions for predetermined fixed increases in rent and require the tenants to reimburse the owner for substantially all operating expenses of the property.

Future minimum rental income due under the terms of the operating leases is as follows (in thousands):

            1997                   $2,107
            1998                    2,001
            1999                    1,933
            2000                    1,869
            2001                    1,766
            Thereafter              9,747

The following tenants account for greater than 10% of total revenue in 1996 (in thousands):

                                     Revenue
                                     -------

             Bon Home Store          $574
             Billy McHale's           265
             Future Shop              259
             Drug Emporium            252











                              The Price REIT, Inc.

                        Pro Forma Condensed Balance Sheet

                               September 30, 1997
                                   (Unaudited)


The following unaudited pro forma condensed balance sheet has been presented as if the purchases of Piscataway Towne Center, Cordata Centre and Ridgedale Festival Shopping Center (collectively, the "Centers") occurred on September 30, 1997. The unaudited pro forma condensed balance sheet should be read in conjunction with the condensed consolidated financial statements included in the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1997 and Current Report on Form 8-K dated November 13, 1997. In management's opinion, all adjustments necessary to reflect the purchase of the Centers and related significant transactions have been made. The unaudited pro forma condensed balance sheet is not necessarily indicative of what the actual financial position would have been at September 30, 1997, nor does it purport to present the future financial position of the Company.











                              The Price REIT, Inc.

                        Pro Forma Condensed Balance Sheet

                               September 30, 1997
                                   (Unaudited)



                                 The                             The
                               Company       Pro Forma         Company
                              Historical    Adjustments       Pro Forma
                              -----------------------------------------
                                           (In Thousands)

Assets

Rental property, net          $534,467      $47,250 (a)      $581,717
Other assets                    57,890      (14,150)(a)        43,740
                              -----------------------------------------
                              $592,357      $33,100          $625,457
                              =========================================


Liabilities and Stockholders' Equity

Liabilities                   $264,306      $33,100(a)       $297,406
Stockholders' Equity           328,051            -           328,051
                              -----------------------------------------
                              $592,357     $ 33,100          $625,457
                              =========================================



See accompanying pro forma adjustments.








                              The Price REIT, Inc.

                Pro Forma Adjustments to Condensed Balance Sheet

                               September 30, 1997
                                   (Unaudited)


(a) Record the acquisitions of Piscataway Towne Center, Cordata Centre and Ridgedale Festival Shopping Center from operating cash, draws from the Company's unsecured line of credit, and assumption of a secured loan as follows:


                                                            Paid from
                                                    ---------------------------
   Acquisition                                               Line of      Loan
       Date         Property Name             Cost   Cash     Credit    Assumed
   -----------      -------------           -----------------------------------
                                                       (In Thousands)
                                            -----------------------------------

 October 31, 1997 Piscataway Towne Center   $15,100  $     -  $ 3,700    $11,400
 October 17, 1997 Cordata Centre             20,250    2,250   18,000          -
 October  8, 1997 Ridgedale Festival
                    Shopping Center          11,900   11,900        -          -
                                            ------------------------------------
                                            $47,250  $14,150  $21,700    $11,400
                                            ====================================





















                              The Price REIT, Inc.

                     Pro Forma Condensed Statement of Income

                      For the Year Ended December 31, 1996
                                   (Unaudited)


The following unaudited pro forma condensed statement of income for the year ended December 31, 1996 has been presented as if the Piscataway Towne Center, Cordata Centre and Ridgedale Festival Shopping Center and the 1997 Acquired Properties were acquired on January 1, 1996. The 1997 Acquired Properties include Westgate Market, Broadmoor Village, Richardson Plaza, Cityplace Market, Wendover Ridge Center, Arboretum Crossing Center, Smoketown Stations Center, Renaissance Centre, and West Farms Shopping Center, that were previously presented in the Company's Current Report on Form 8-K dated April 16, 1997 (and Amendment No. 1 thereto), Current Report on Form 8-K dated May 28, 1997 (and Amendment No. 1 thereto) and Current Report on Form 8-K dated September 12, 1997 (and Amendment No.1 thereto) filed with the Securities and Exchange Commission. The unaudited pro forma condensed statement of income should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended December 31, 1996, Current Report on Form 8-K dated April 16, 1997 (and
Amendment No. 1 thereto), Current Report on Form 8-K dated May 28, 1997 (and Amendment No. 1 thereto) and Current Report on Form 8-K dated September 12, 1997 (and Amendment No.1 thereto). In management's opinion, all adjustments necessary to reflect the above acquisitions and related significant transactions have been made. The unaudited pro forma condensed statement of income is not necessarily indicative of what actual results of operations would have been had the acquisitions and related transactions actually occurred as of January 1, 1996, nor does it purport to represent the results of operations of the Company for future periods.





                              The Price REIT, Inc.

                     Pro Forma Condensed Statement of Income

                      For the Year Ended December 31, 1996
                                   (Unaudited)


                                          Pro Forma Adjustments
                                  ---------------------------------------

                          The         1997       Piscataway
                        Company     Acquired       Towne       Cordata
                       Historical  Properties      Center       Centre
                      ----------------------------------------------------
                            (In thousands, except per share amounts)
Revenue
Rental income         $51,292      $18,039(a)    $2,083(a)     $2,347(a)
Other income            3,033            -            -             -
                      ----------------------------------------------------
                       54,325       18,039        2,083         2,347

Expenses
Rental operations       9,909        4,032(b)       441(b)        345(b)
General and
  administrative        3,550            -            -             -
Depreciation           11,876        4,169(c)       434(c)        590(c)
Interest               12,071        6,022(d)     1,478(d)(e)   1,368(d)
                       ---------------------------------------------------
                       37,406       14,223        2,353         2,303
                       ---------------------------------------------------
Net Income (loss)     $16,919      $ 3,816       $ (270)       $   44
                       ===================================================

Per Share Data
Net income per
  share                $ 1.98
                       ======
Weighted average
  number of shares
  outstanding           8,560
                       ======
Other Data
Number of
  properties at
  end of period           24
                       ======





Continued                      The Price REIT, Inc.

                     Pro Forma Condensed Statement of Income
                      For the Year Ended December 31, 1996
                                   (Unaudited)


                       Pro Forma Adjustments
                      ----------------------

                           Ridgedale
                            Festival             The
                            Shopping           Company
                             Center           Pro Forma
                      ---------------------------------------
                      (In thousands, except per share amounts)
Revenue
Rental income               $1,895 (a)        $ 75,656
Other income                     -               3,033
                      -----------------------------------------
                             1,895              78,689

Expenses
Rental operations              621 (b)          15,348
General and
  administrative                 -               3,550
Depreciation                   343 (c)          17,412
Interest                         -              20,939
                      -----------------------------------------
                               964              57,249
                      -----------------------------------------
Net Income (loss)            $ 931             $21,440
                      =========================================
Per Share Data
Net income per
  share                                      $   1.92
                                             ========
Weighted average
  number of shares
  outstanding                                  11,160(f)
                                             ========
Other Data
Number of
  properties at
  end of period                                    36
                                             ========


See accompanying pro forma adjustments.


                             The Price REIT, Inc.

             Pro Forma Adjustments to Condensed Statement of Income

                      For the Year Ended December 31, 1996
                                   (Unaudited)
                                 (In Thousands)

(a)Record the rental income of the 1997 Acquired Properties, Piscataway Towne Center, Cordata Centre and Ridgedale Festival Shopping Center (the"Properties").

(b)Record the rental operating expenses of the Properties less property management fees (as the Company self-manages its properties) as follows:

                                                           Ridgedale
                             1997     Piscataway           Festival
                           Acquired     Towne     Cordata  Shopping
                          Properties    Center    Centre    Center
                           ----------------------------------------
Rental operations          $4,522     $  515      $ 395    $  683
Less:  management fees       (490)       (74)       (50)      (62)
                           ----------------------------------------
                           $4,032     $  441      $ 345    $  621
                           ========================================

(c) Record the additional depreciation expense to be recognized for the acquisition of the Properties under the straight-line method as follows:

                             1997 Acquired         Piscataway
                               Properties         Towne Center
                            ---------------      --------------
                   Years    Cost    Deprec.      Cost   Deprec.
                  -------  ----------------      --------------
   Land              -     $ 50,440 $    -      $ 4,832  $    -
   Land
    improvements    15       10,465    623          906      60
   Buildings        25       99,248  3,546        9,362     374
                            ---------------      --------------
                           $160,153 $ 4,169     $15,100  $  434
                           ================     ===============


                                                Ridgedale Festival
                             Cordata Centre      Shopping Center
                            ---------------      --------------
                   Years    Cost    Deprec.      Cost   Deprec.
                  -------  ----------------      --------------
   Land              -     $ 6,310 $     -      $ 3,808  $    -
   Land
    improvements    15       1,230      82          714      48
   Buildings        25      12,710     508        7,378     295
                            ---------------      --------------
                           $20,250 $   590      $11,900  $  343
                           ================     ===============



(d) Record the additional interest expense resulting from the acquisitions of the 1997 Acquired Properties, Piscataway Towne Center and Cordata Centre with the proceeds from the unsecured line of credit, using the Company's weighted average interest rate on its unsecured line of credit for the year ended December 31, 1996 of 7.6%.

(e) Record the additional interest expense resulting from the assumption of the $11,400 million secured loan on the Piscataway Towne Center. The interest rate on the loan is 10.5%.

(f) Includes the issuance of 1.6 million shares of common stock sold on January 22, 1997 and the issuance of 1.0 million shares of common stock sold on August 5, 1997.









                              The Price REIT, Inc.

                     Pro Forma Condensed Statement of Income

                  For the Nine Months Ended September 30, 1997
                                   (Unaudited)


The following unaudited pro forma condensed statement of income for the nine months ended September 30, 1997 has been presented as if the Piscataway Towne Center, Cordata Centre and Ridgedale Festival Shopping Center and the 1997 Acquired Properties were acquired on January 1, 1997. The 1997 Acquired Properties include Westgate Market, Broadmoor Village, Richardson Plaza, Cityplace Market, Wendover Ridge Center, Arboretum Crossing Center, Smoketown Stations Center, Renaissance Centre and West Farms Shopping Center that were previously presented in the Company's Current Report on Form 8-K dated April 16, 1997 (and Amendment No. 1 thereto), Current Report on Form 8-K dated May 28,
1997 (and Amendment No. 1 thereto) and Current Report on Form 8-K dated September 12, 1997 (and Amendment No. 1 thereto) filed with the Securities and Exchange Commission. The unaudited pro forma condensed statement of income should be read in conjunction with the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1997, Current Report on Form 8-K dated April 16, 1997 (and Amendment No. 1 thereto), Current Report on Form 8-K dated May 28, 1997 (and Amendment No. 1 thereto) and Current Report on Form 8-K dated September 12, 1997 (and Amendment No. 1 thereto). In management's opinion, all adjustments necessary to reflect the above acquisitions and related significant transactions have been made. The unaudited pro forma condensed statement of income is not necessarily indicative of what actual results of operations would have been had the acquisitions and related transactions actually occurred as of January 1, 1997, nor does it purport to represent the results of operations of the Company for future periods.





                              The Price REIT, Inc.

                     Pro Forma Condensed Statement of Income

                  For the Nine Months Ended September 30, 1997
                                   (Unaudited)


                                      Pro Forma Adjustments
                             --------------------------------------------
                     The         1997          Piscataway
                  Company      Acquired          Towne           Cordata
                 Historical   Properties         Center           Centre
                 --------------------------------------------------------
                         (In thousands, except per share amounts)
Revenue
Rental income    $48,450      $8,613(a)        $ 1,551(a)      $ 1,824(a)
Other income       5,379          -                  -               -
                 --------------------------------------------------------
                  53,829       8,613             1,551           1,824
Expenses
Rental operations  9,247       1,639(b)            327(b)          260(b)
General and
 Administrative    2,815           -                 -               -
Depreciation      11,201       1,966(c)            326(c)          443(c)
Interest          10,667       4,920(d)          1,098(d)(e)       972(d)
                 ---------------------------------------------------------
                  33,930       8,525             1,751           1,675
                 ---------------------------------------------------------
Net income       $19,899      $   88            $ (200)         $  149
 loss)           =========================================================

Per Share Data
Net income per  $  1.85
 share          =======
Weighted average
 number of
 shares
 outstanding    10,742
                ======
Other Data
Number of
 properties at
 end of period      32
                ======


See accompanying pro forma adjustments.


Continued
                               The Price REIT, Inc.

                     Pro Forma Condensed Statement of Income

                  For the Nine Months Ended September 30, 1997
                                   (Unaudited)



                        Pro Forma Adjustments
                      -----------------------
                           Ridgedale
                            Festival            The
                            Shopping          Company
                             Center           Pro Forma
                       --------------------------------------
                      (In thousands, except per share amounts)
Revenue
Rental income              $ 1,314(a)          $61,752
Other income                     -               5,379
                       --------------------------------------
                             1,314              67,131

Expenses
Rental operations              430 (b)          11,903
General and
  administrative                 -               2,815
Depreciation                   257 (c)          14,193
Interest                         -              17,657
                       --------------------------------------
                               687              46,568
                       --------------------------------------
Net income (loss)          $   627             $20,563
                       ======================================

Per Share Data
Net income per share                         $   1.76
                                            =============

Weighted average
 number of share
 outstanding                                   11,684 (f)
                                            =============
Other Data
Number of properties
 at end of period                                  35
                                            =============

See accompanying pro forma adjustments.








                              The Price REIT, Inc.

             Pro Forma Adjustments to Condensed Statement of Income

                  For the Nine Months Ended September 30, 1997
                                   (Unaudited)
                                 (In Thousands)


(a)Record the rental income less amount included in the Company historical of the 1997 Acquired Properties, Piscataway Towne Center, Cordata Centre, and Ridgedale Festival Shopping Center (the "Properties").

(b)Record the rental operating expenses of the Properties less property management fees (as the Company self-manages its properties) net of amount included in the Company historical as follows:
                                                             Ridgedale
                            1997    Piscataway               Festival
                          Acquired    Towne        Cordata   Shopping
                         Properties   Center       Centre     Center
                         ---------------------------------------------
Rental operations          $1,845     $384         $ 298     $ 474
Less:  management fees       (206)     (57)          (38)      (44)
                         ---------------------------------------------
                           $1,639     $327         $ 260     $ 430
                         =============================================


(c) Record the additional depreciation expense to be recognized for the acquisition of the Properties under the straight-line method as follows:

                                   1997 Acquired              Piscataway
                                    Properties              Towne Center
                                 -----------------------------------------
                       Years       Cost    Deprec.       Cost    Deprec.
                      --------    -----------------------------------------
    Land                  -       $50,440   $    -      $ 4,832    $     -
    Land
     improvements         15       10,465      523          906         45
    Buildings             25       99,248    2,977        9,362        281
                                  -----------------------------------------
                                 $160,153    3,500      $15,100    $   326
                                 ========               ===================
    Less amount included in the
     Company historical                     (1,534)
                                            -------
                                            $1,966
                                            =======


                                                         Ridgedale Festival
                                  Cordata Centre          Shopping Center
                                 -----------------------------------------
                       Years       Cost    Deprec.       Cost    Deprec.
                      --------    -----------------------------------------
    Land                  -       $ 6,310  $     -     $ 3,808    $     -
    Land
     improvements         15        1,230       62         714         36
    Buildings             25       12,710      381       7,378        221
                                  -----------------------------------------
                                 $ 20,250      443      $11,900   $   257
                                 ==========================================



(d) Record the additional interest expense resulting from the acquisitions of the 1997 Acquired Properties, Piscataway Towne Center and Cordata Centre with the proceeds from the unsecured line of credit, using the Company's weighted average interest rate on its unsecured line of credit for the nine months ended September 30, 1997 of 7.2%.




                              The Price REIT, Inc.

             Pro Forma Adjustments to Condensed Statement of Income
                                   (Continued)

                  For the Nine Months Ended September 30, 1997
                                   (Unaudited)
                                 (In Thousands)


(e) Record the additional interest expense resulting from the assumption of the $11,400 million secured loan on the Piscataway Towne Center. The interest rate on the loan is 10.5%.

(f) Includes the issuance of 1.6 million shares of common stock sold on January 22, 1997 and the issuance of 1.0 million shares of common stock sold on August 5, 1997.










                                  EXHIBIT 23.1





                         Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statements (Form S-3 No. 33-75547; Form S-8 No. 33-87812; Form S-3 No. 333-35185 and
related Prospectus) of The Price REIT, Inc. for the registration of 500,000 shares of its common stock; 600,000 shares of its common stock; and an aggregate maximum total of $400,000,000 of debt securities, preferred stock, common stock, and warrants for the purchase of its preferred stock or common stock, respectively, of our reports dated December 16, 1997 with respect to the statements of revenue over specific operating expenses of the Piscataway Towne Center and Cordata Centre of The Price REIT, Inc. included in its Current Report on Form 8-K dated November 13, 1997 (and Amendment No. 1 thereto), filed with the Securities and Exchange Commission.




                            /s/Ernst & Young LLP


San Diego, California
December 22, 1997